                                                                   EXHIBIT 10.16
                              ENSERCH CORPORATION
                          DEFERRED COMPENSATION PLAN


     THIS PLAN, made and executed at Dallas, Texas by ENSERCH Corporation, a Texas corporation (the "Company"), is being established primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees of the Company and its participating affiliates.

                                  ARTICLE I.

                                  DEFINITIONS

     Section 1.1 Definitions. Unless the context clearly indicates otherwise, when used in this Plan:


     (a) "Adjustment Date" means the last day of each calendar quarter and such other dates as the Administrative Committee in its discretion may prescribe.

     (b) "Affiliated Company" means any corporation or organization which together with the Company would be treated as a single employer under Section 414 of the Code.

     (c) "Administrative Committee" means the committee designated pursuant to
Section 2.1 to administer this Plan.

     (d) "Board" means the Board of Directors of ENSERCH Corporation.

     (e) "Change of Control" means a change in control of a nature that would be required to be reported in response to Item 1(a) of the Securities and Exchange Commission Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or would have been required to be so reported but for the fact that such event had been "previously reported" as that term is defined Rule 12b-2 of Regulation 12B under the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities ordinarily (apart from rights accruing under special circumstances) having the right to vote at elections of directors ("Voting Securities"), or (ii) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be, for purposes of this clause (ii), considered as though such person were a member of the Incumbent Board, or (iii) a recapitalization of the Company occurs which results in either a decrease by 33% or more in the aggregate percentage ownership of Voting Securities held by Independent Shareholders (on a primary basis or on a fully diluted basis after giving effect to the exercise of stock options and warrants) or an increase in the aggregate percentage ownership of Voting Securities held by non-Independent Shareholders (on a primary basis or on a fully diluted basis after giving effect to the exercise of stock options and warrants) to greater than 50%. For purposes of this subsection (e), the term "Person" shall mean and include any individual, corporation, partnership, group, association or other "person", as such term is used in Section 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any subsidiary thereof, and the term "Independent Shareholder" shall mean any shareholder of the Company except any employee(s) or director(s) of the Company or any employee benefit plan(s) sponsored or maintained by the Company or any subsidiary thereof.

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     (g) "Company" means ENSERCH Corporation and its successors.

     (h) "Compensation Committee" means the Compensation Committee of the Board.

     (i) "Deferral Account" means the account established and maintained on the books of an Employer to record a Participant's interest under this Plan attributable to amounts credited to such Participant pursuant to Plan Section
3.1 and Section 3.2.

     (j) "Disability" means total and permanent disability of the Participant as determined under the provisions of his or her Employer's group long-term disability plan.

     (k) "Election Period" means such period immediately prior to the beginning of a Plan Year (or, with respect to the Plan's first Plan Year, the period immediately prior to October 1, 1994) specified by the Administrative Committee for the making of deferral elections for such Plan Year pursuant to Plan Sections 3.1 and 3.2.

     (l) "Eligible Employee" means any employee of an Employer who is one of a select group of management or highly compensated employees and (i) whose annual base salary equals or exceeds $125,000 or (ii) whose annual base salary equals or exceeds $100,000 and whose position is of significant impact on the operations of his or her Employer as determined by the Administrative Committee in its absolute discretion.

     (m) "Employer" includes the Company and any Affiliated Company which adopts this Plan.

     (n) "Participant" means an Eligible Employee or former Eligible Employee for whom a Deferral Account is being maintained under this Plan.

     (o) "Plan" means this ENSERCH Corporation Deferred Compensation Plan as in effect from time to time on and after October 1, 1994.

     (p) "Plan Year" means the twelve-month period commencing January 1 and ending the following December 31.

     (q) "Retirement Age" means the age used as the retirement age for the Participant under Section 216(l) of the Social Security Act.


                                  ARTICLE II.

                              PLAN ADMINISTRATION

     Section 2.1 Administrative Committee. This Plan shall be administered by an Administrative Committee composed of at least three individuals appointed by the Compensation Committee. Each member of the Administrative Committee so appointed shall serve in such office until his or her death, resignation or removal by the Compensation Committee. The Compensation Committee may remove any member of the Administrative Committee at any time by giving written notice thereof to the members of the Administrative Committee. Vacancies shall likewise be filled from time to time by the Compensation Committee. The Administrative Committee shall have discretionary and final authority to interpret and implement the provisions of the Plan, including without limitation, authority to determine eligibility for benefits under the Plan. The Administrative Committee shall act by a majority of its members at the time in office and such action may be taken either by a vote at a meeting or in writing without a meeting. The Administrative Committee may adopt such rules and procedures for the administration of the Plan as are consistent with the terms hereof and shall keep adequate records of its proceedings and acts. Every interpretation, choice, determination or other exercise by the Administrative Committee of any power or discretion given either expressly or by implication to it shall be conclusive and binding upon all parties having or claiming to have an interest under the Plan or otherwise directly or indirectly affected by such action, without restriction, however, on the right of the Administrative Committee to reconsider and redetermine such action.


                                 ARTICLE III.

                       DEFERRED COMPENSATION PROVISIONS

     Section 3.1 Compensation Deferral Election. During the Election Period prior to the beginning of each Plan Year, an Eligible Employee may elect to have the payment of an amount of up to 50% of the annual base salary otherwise payable by an Employer to such Eligible Employee for such Plan Year deferred for payment in the manner and at the time specified in Article IV; provided, however, that the minimum amount that may be deferred by an Eligible Employee for a Plan Year pursuant to this Section 3.1 is $5,000 (or such other amount as shall be determined by the Administrative Committee in its discretion). The amount of annual base salary a Participant elects to defer pursuant to this
Section 3.1 shall be deducted from the Participant's pay in substantially equal amounts over all pay periods during the Plan Year. All elections made pursuant to this Plan Section 3.1 shall be made in writing on a form prescribed by and filed with the Administrative Committee and shall be irrevocable; provided, however, that effective as of the first day of any calendar quarter during a Plan Year, an Eligible Employee may revoke his or her deferral election and thereby suspend further salary deferrals for the remainder of such Plan Year by providing written notice thereof to the Administrative Committee no later than 15 days prior to the effective date of such suspension. Any

Eligible Employee who so suspends his or her salary deferrals pursuant to this Section shall not be permitted to elect future salary deferrals pursuant to this Section to be effective earlier than the first day of the next Plan Year.

     Section 3.2 Bonus Deferral Election. During the Election Period prior to the beginning of each Plan Year (other than the first Plan Year), an Eligible Employee may elect to have the payment of an amount up to 100% of the cash portion of any future bonus otherwise payable by an Employer with respect to services to be performed by such Eligible Employee during such Plan Year deferred for payment in the manner and at the time specified in Article IV; provided, however, that the minimum amount that may be deferred by an Eligible Employee pursuant to this Section 3.2 is $5,000 (or such other amount as shall be determined by the Administrative Committee in its discretion); provided, further, that there shall be no minimum deferral amount pursuant to this Section
3.2 with respect to an Eligible Employee who elects to defer in the same Plan Year at least $5,000 (or such other amount as shall be determined by the Administrative Committee in its discretion) pursuant to Section 3.1. All elections made pursuant to this Plan Section 3.2 shall be made in writing on a form prescribed by and filed with the Administrative Committee and shall be irrevocable.

     Section 3.3 Participant Deferral Accounts. An Employer shall establish and maintain on its books a Deferral Account for each Eligible Employee employed by such Employer who elects to participate in this Plan. Each such Deferral Account shall be designated by the name of the Participant for whom it is established. The amount of any base salary and/or cash bonus from an Employer for a Plan Year that is deferred for a Participant pursuant to Section 3.1 and/or Section 3.2 shall be credited by such Employer to such Participant's Deferral Account as of the date such amount would otherwise have been paid to such Participant by such Employer. An Employer shall continue maintaining a Deferral Account as long as a positive balance remains credited to such Deferral Account.

     Section 3.4 Deferral Account Adjustments. As of each Adjustment Date, the amount credited to a Deferral Account shall be adjusted to reflect such gain, loss and/or expenses incurred based on the experience of the investments selected by the Participant prior to the date prescribed by the Administrative Committee for the investment of his or her Deferral Account and taking into account additional deferrals credited to and distributions made from such Deferral Account since the last Adjustment Date. The Administrative Committee shall have sole and absolute discretion with respect to the number and type of investment choices made available for selection by Participants pursuant to this Section, the timing of Participant elections and the method by which adjustments are made. The designation of investment choices by the Administrative Committee shall be for the sole purpose of adjusting Deferral Accounts pursuant to this Section and this provision shall not obligate the Employers to invest or set aside any assets for the payment of benefits hereunder; provided, however, that an Employer may invest a portion of its general assets in investments, including investments which are the same as or similar to the investment choices designated by the Administrative Committee and selected by Participants, but any such investments shall remain part of the general assets of such Employer and shall not be deemed or construed to grant a property interest of any kind to any Participant, designated beneficiary or estate. The Administrative Committee shall notify the Participants of the investment choices available and the procedures for making and changing investment elections.

     Section 3.5 Vesting. Subject to Section 4.6, all amounts credited to a Participant's Deferral Account shall be fully vested and nonforfeitable at all times.


                                  ARTICLE IV.

                                   BENEFITS

     Section 4.1 Source of Benefit Payments. Benefit payments to be made with respect to a Participant's Deferral Account maintained pursuant to the Plan will be paid in cash and will be the obligation solely of the Employer maintaining such Deferral Account; provided, however, that whenever a payment hereunder is to be made by an Employer, the Company may, in its discretion, satisfy such payment obligation on behalf of such Employer, and the Company will be obligated to satisfy any such payment obligation in the event the Employer otherwise liable therefor fails to pay such amount when due for any reason.

     Section 4.2 Amount of Benefit Payments. The amount payable from a Participant's Deferral Account shall be determined based upon the amount credited to such Deferral Account as of the Adjustment Date last preceding the date of payment plus any deferrals credited to and less any distributions made from such Deferral Account since such Adjustment Date. The amount of each payment made with respect to a Deferral Account and any forfeiture amounts applied pursuant to Section 4.6 shall be deducted from the balance credited to such Deferral Account at the time of payment or forfeiture.

     Section 4.3 Early Termination. Upon a Participant's termination of employment with an Employer or Affiliated Company prior to the date which is ten years prior to such Participant's Retirement Age for any reason other than death, Disability or transfer to employment with another Employer or Affiliated Company, the amount payable from such Participant's Deferral Account, as determined in accordance with Section 4.2, shall be paid by the Employer to such Participant in a single lump sum as soon as practicable following such termination of employment.

     Section 4.4 Death. Upon a Participant's termination of employment by reason of death, the amount payable from such Participant's Deferral Account, as determined in accordance with Section 4.2, shall be paid by the Employer to the beneficiary or beneficiaries designated by such Participant pursuant to Section
4.7 in one of the following forms as elected by the Participant during the Participant's initial Election Period:

          (a) a single lump sum to be paid as soon as practicable following the Participant's death; or

          (b) if the amount payable from a Deferral Account is $50,000 or more as of the date of the Participant's death, annual installments over the period certain selected by the Participant not to exceed 15 years commencing in payment as soon as practicable following the Participant's death with each annual installment equal to the Deferral Account balance multiplied by a fraction the numerator of which is one and the denominator of which is the number of payments remaining;

provided, however, that if a beneficiary of a deceased Participant who is entitled to installment payments hereunder encounters an unforeseeable emergency (as determined in accordance with Section 4.8 hereof), the Administrative Committee, in its absolute discretion, may direct the Employer to accelerate such portion of the installment payments as the Administrative Committee shall determine to be necessary to alleviate the severe financial hardship of the beneficiary caused by such unforeseeable emergency.

     Section 4.5 Retirement or Disability. Upon a Participant's termination of employment with an Employer or Affiliated Company (i) on or after the date which is ten years prior to such Participant's Retirement Age for any reason other than death or transfer to employment with another Employer or Affiliated Company or (ii) on account of his or her Disability, the amount payable from such Participant's Deferral Account, as determined in accordance with Section 4.2, shall be paid by the Employer to such Participant (or, in the event of his or her subsequent death, to the beneficiary or beneficiaries designated by such Participant pursuant to Plan Section 4.7) in one of the following forms as elected by the Participant during the Participant's initial Election Period:

          (a) a single lump sum to be paid as soon as practicable following the Participant's termination of employment or, in the case of termination of employment on account of Disability or prior to Retirement Age and the Participant so elects, the Participant's Retirement Age; or

          (b) if the amount payable from a Deferral Account is $50,000 or more as of the date of the Participant's termination of employment, annual installments over the period certain selected by the Participant not to exceed 15 years commencing in payment as soon as practicable following the Participant's termination of employment or, in the case of termination of employment on account of Disability or prior to Retirement Age and the Participant so elects, the Participant's Retirement Age, with each annual installment equal to the Deferral Account balance multiplied by a fraction the numerator of which is one and the denominator of which is the number of payments remaining;

provided, however, that if a Participant who is entitled to a delayed lump sum or installment payments hereunder encounters an unforeseeable emergency (as determined in accordance with Section 4.8 hereof), the Administrative Committee, in its absolute discretion, may direct the Employer to accelerate such portion of the lump sum or installment payments as the Administrative Committee shall determine to be necessary to alleviate the severe financial hardship of the Participant caused by such unforeseeable emergency.

     Section 4.6 Option to Request Immediate Payout. In lieu of any other benefits or payments to be made pursuant to this Plan, each Participant (or beneficiary in the case of a deceased Participant) shall have the right at any time to elect a lump sum payment in an amount equal to:

          (a) the amount payable from the Participant's Deferral Account, determined in accordance with Section 4.2, minus
                                                -----

          (b) a forfeiture amount equal to 20% of (a) above, provided, however, that if the election is made on or within two years following the date a Change of Control occurs, such forfeiture amount shall be determined substituting 10% for 20%.

A Participant's election for an immediate payout pursuant to this Section must be in the form of a written notice provided to the Administrative Committee. The Administrative Committee shall notify any Employer maintaining a Deferral Account with respect to such Participant of the election and the amount so determined shall be paid to the Participant (or, in the case of a deceased Participant, to the beneficiary or beneficiaries designated by such Participant pursuant to Plan Section 4.7) by the Employers no later than fifteen days following receipt of notice by the Administrative Committee. Any amount remaining credited to the Participant's Deferral Account shall be forfeited at the time payment is made.

     Section 4.7 Designation of Beneficiaries. Any amount payable under this Plan on account of the death of a Participant shall be paid when otherwise due hereunder to the beneficiary or beneficiaries designated by such Participant. Such designation of beneficiary or beneficiaries shall be made in writing on a form prescribed by and filed with the Administrative Committee and shall remain in effect until changed by such Participant by the filing of a new beneficiary designation form with the Administrative Committee. If a Participant fails to so designate a beneficiary, or in the event all of the designated beneficiaries are individuals who either predecease the Participant or survive the Participant but die prior to receiving the full amount payable under this Plan, any remaining amount payable under this Plan shall be paid to such Participant's estate when otherwise due hereunder.

     Section 4.8 Hardship Distributions. If a Participant encounters an unforeseeable emergency, the Administrative Committee in its absolute discretion may direct the Employer maintaining such Deferral Account to pay to such Participant and deduct from such Deferral Account such portion of the amount then credited to such Deferral Account (including, if appropriate, the entire amount determined in accordance with Section 4.2) as the Administrative Committee shall determine to be necessary to alleviate the severe financial hardship of such Participant caused by such unforeseeable emergency. For this purpose, an "unforeseeable emergency" shall be a severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but in any case, payment may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, to the extent liquidation of such assets would not itself cause severe financial hardship, or (iii) by cessation of deferrals under the Plan. No distribution shall be made to a Participant pursuant to this
Section 4.8 unless such Participant requests such a distribution in writing and provides to the Administrative Committee such information and documentation with respect to his or her unforeseeable emergency as may be requested by the Administrative Committee.

     Section 4.9 Change of Distribution Form. Each Participant may elect at any time after a Participant's initial Election Period, but no more often than once during each calendar year, to change the distribution forms elected with respect to all amounts credited to such Participant's Deferral Account; provided, however, that such election shall not be effective unless made by the end of the second calendar year preceding the calendar year in which distributions are to be made or commence to such Participant pursuant to Sections 4.4 or 4.5 hereof.


                                  ARTICLE V.

                           AMENDMENT AND TERMINATION

     Section 5.1 Amendment and Termination. The Compensation Committee shall have the right and power at any time and from time to time to amend this Plan, in whole or in part, on behalf of all Employers, and the Board shall have the right and power at any time to terminate this Plan or any Employer's participation hereunder. Any amendment to or termination of this Plan shall be made by or pursuant to a resolution duly adopted by the Compensation Committee or the Board, as the case may be, and shall be evidenced by such resolution or by a written instrument executed by such person as the Compensation Committee or the Board, as the case may be, shall authorize for such purpose. Any provision of this Plan to the contrary notwithstanding, no amendment to or termination of this Plan shall reduce the amounts actually credited to a Participant's Deferral Accounts as of the date of such amendment or termination, or further defer the dates for the payment of such amounts, without the consent of the affected Participant. Upon termination of this Plan, the Board, in its sole discretion, may require the Administrative Committee to calculate final Deferral Account balances as of such Adjustment Date as it may prescribe, and direct each Employer to make immediate lump sum payments to each Participant (or beneficiary in the case of a deceased Participant) with respect to which such Employer maintains a Deferral Account in the amount determined to be credited to such Participant's Deferral Account as of such final Adjustment Date.

     Section 5.2 Change of Control. The preceding provisions of this Article to the contrary notwithstanding, no action taken on or within two years following a Change of Control to amend or terminate this Plan shall be effective unless written consent thereto is obtained from a majority of the Participants.


                                  ARTICLE VI.

                           MISCELLANEOUS PROVISIONS

     Section 6.1 Nature of Plan and Rights. This Plan is unfunded and maintained by the Employers primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees of the Employers. The Deferral Accounts established and maintained under this Plan by an Employer are for its accounting purposes only and shall not be deemed or construed to create a trust fund or security interest of any kind for or to grant a property interest of any kind to any Participant, designated beneficiary or estate. The amounts credited by an Employer to Deferral Accounts maintained under this Plan are and for all purposes shall continue to be a part of the general assets and liabilities of such Employer, and to the extent that a Participant, designated beneficiary or estate acquires a right to receive a payment from such Employer pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of such Employer.

     Section 6.2 Spendthrift Provision. No Deferral Account balance or other right or interest under this Plan of a Participant, designated beneficiary or estate may be assigned, transferred or alienated, in whole or in part, either directly or by operation of law, and no such balance, right or interest shall be liable for or subject to any debt, obligation or liability of such Participant, designated beneficiary or estate.

     Section 6.3  Employment Noncontractual.  The establishment of this
Plan shall not enlarge or otherwise affect the terms of any Participant's employment with an Employer, and such Employer may terminate the employment of such Participant as freely and with the same effect as if this Plan had not been established.

     Section 6.4 Adoption by Other Employers. With the consent of the Compensation Committee, this Plan may be adopted by any Affiliated Company, such adoption to be effective as of the date specified by such Affiliated Company at the time of adoption.

     Section 6.5 Claims Procedure. If any person (hereinafter called the "Claimant") feels that he or she is being denied a benefit to which he or she is entitled under this Plan, such Claimant may file a written claim for said benefit with the Administrative Committee. Within sixty days following the receipt of such claim the Administrative Committee shall determine and notify the Claimant as to whether he or she is entitled to such benefit. Such notification shall be in writing and, if denying the claim for benefit, shall set forth the specific reason or reasons for the denial, make specific reference to the pertinent provisions of this Plan, and advise the Claimant that he or she may, within sixty days following the receipt of such notice, in writing request to appear before the Administrative Committee or its designated representative for a hearing to review such denial. Any such hearing shall be scheduled at the mutual convenience of the Administrative Committee or its designated representative and the Claimant, and at any such hearing the Claimant and/or his or her duly authorized representative may examine any relevant documents and present evidence and arguments to support the granting of the benefit being claimed. The final decision of the Administrative Committee with respect to the claim being reviewed shall be made within sixty days following the hearing thereon, and Administrative Committee shall in writing notify the Claimant of said final decision, again specifying the reasons therefor and the pertinent provisions of this Plan upon which said final decision is based. The final decision of the Administrative Committee shall be conclusive and binding upon all parties having or claiming to have an interest in the matter being reviewed.

     Section 6.6 Reimbursement of Expenses. In the event that a dispute arises between a Participant or beneficiary and the Participant's Employer or the Company with respect to the payment of benefits hereunder and the Participant or beneficiary is successful in pursuing a benefit to which he or she is entitled under the terms of the Plan against the Participant's Employer, the Company or any other party in the course of litigation or otherwise and incurs attorneys' fees, expenses and costs in connection therewith, the Participant's Employer and the Company shall reimburse the Participant or beneficiary for the full amount of any such attorneys' fees, expenses and costs.

     Section 6.7 Withholding Tax. There shall be deducted from all amounts paid under this Plan any taxes required to be withheld by any Federal, state, local or other government. The Participant and/or his or her beneficiary (including his or her estate) shall bear all taxes on amounts paid under this Plan to the extent that no taxes are withheld, irrespective of whether withholding is required.

     Section 6.8 Applicable Law. This Plan shall be governed and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Texas, except where superseded by federal law.

     IN WITNESS WHEREOF, this Plan has been executed on this 30th day of September, 1994 to be effective as of October 1, 1994.

                                        ENSERCH CORPORATION



                                        By    /s/ D. W. Biegler
                                        Title:  Chairman, President and
                                                Chief Executive Officer

                            AMENDMENT NO. 1 TO THE
                              ENSERCH CORPORATION
                          DEFERRED COMPENSATION PLAN


     Pursuant to the provisions of Section 5.1 thereof, the ENSERCH Corporation

Deferred Compensation Plan (the "Plan") is hereby amended in the following respect only:

     Article III of the Plan is hereby amended effective as of January 1, 1995 by adding the following new Section to the end thereof:

          Section 3.6 Deferred Compensation Awards. Effective as of January 1, 1995, the President of ENSERCH Corporation may enter into "Deferred Compensation Award Agreements" with such Eligible Employees as may from time to time be approved by the Compensation Committee. Such Agreements shall provide for the grant of a deferred compensation award, either fixed as to amount or determinable pursuant to a formula, to the Eligible Employee subject to such vesting requirements, including performance criteria, as shall be approved by the Compensation Committee. The amount of any deferred compensation award which vests pursuant to the terms of a Deferred Compensation Award Agreement entered into with an Eligible Employee shall be credited to such Participant's Deferral Account as of the date of such vesting, if such individual is an Eligible Employee as of the date of vesting, and any such vested award so credited to a Deferral Account shall for all purposes be considered to be, and shall be treated in the same manner as, a deferral credited to such Deferral Account. The Administrative Committee may maintain separate subaccounts within a Participant's Deferral Account for amounts attributable to deferrals and deferred compensation awards if separate identification is desired, but the amounts credited to any subaccounts shall be treated the same for all purposes of this Plan.

     IN WITNESS WHEREOF, this Amendment has been executed this 28th day of March, 1995.

                                        ENSERCH CORPORATION


                                        By    /s/ D. W. Biegler
                                        Title:  Chairman and
                                                President

                            AMENDMENT NO. 2 TO THE
                              ENSERCH CORPORATION
                          DEFERRED COMPENSATION PLAN

     Pursuant to the provisions of Section 5.1 thereof, the ENSERCH Corporation

Deferred Compensation Plan (the "Plan") is hereby amended in the following respects only:

     FIRST: Effective as of January 1, 1996, Article I, Section 1.1 of the Plan

is hereby amended by restating subsection (i) thereof to read as follows:

          (i) "Deferral Account" means the account established and maintained on the books of an Employer to record a Participant's interest under this Plan attributable to amounts credited to such Participant pursuant to Plan Sections 3.1, 3.2, 3.6 and 3.7.

     SECOND: Effective as of January 1, 1996, Article I, Section 1.1 of the Plan

is hereby amended by adding the following new subsections to the end thereof:

          (r) "Compensation" shall mean Compensation as defined in Section 1.2(f) of the ENSERCH Corporation Employee Stock Purchase and Savings Plan.

          (s) "Contribution Service" shall mean Contribution Service as described in Section 2.1 of the ENSERCH Corporation Employee Stock Purchase and Savings Plan.

     THIRD: Effective as of January 1, 1996, Article III of the Plan is hereby amended by adding the following new section to the end thereof:

     Section 3.7 Employer Contributions.

          (a) Matching Contributions. For each payroll period, each Employer shall make a matching contribution to the Plan for each Participant who is an Eligible Employee during such pay period in an amount which will equal:

              (1) with respect to a Participant who has completed less than five years of Contribution Service as of the end of that pay period, 30% of the amounts deferred by such Participant pursuant to Section 3.1 for that pay period to the extent that such amounts deferred do not exceed 2% of such Participant's Compensation for such pay period;


              (2) with respect to a Participant who has completed at least five but less than fifteen years of Contribution Service as of the end of that pay period, 40% of the amounts deferred by such Participant pursuant to Section 3.1 for that pay period to the extent that such amounts deferred do not exceed 3% of such Participant's Compensation for such pay period;

              (3) with respect to a Participant who has completed at least fifteen but less than twenty-five years of Contribution Service as of the end of that pay period, 50% of the amounts deferred by such Participant pursuant to Section 3.1 for that pay period to the extent that such amounts deferred do not exceed 4% of such Participant's Compensation for such pay period; and

              (4) with respect to a Participant who has completed at least twenty-five years of Contribution Service as of the end of that pay period, 60% of the amounts deferred by such Participant pursuant to
          Section 3.1 for that pay period to the extent that such amounts deferred do not exceed 5% of such Participant's Compensation for such pay period.

     Employer matching contributions made under this Plan for a Participant shall be credited each month to such Participant's Deferral Account under the Plan.

          (b) Discretionary Contributions. In addition to the Employer contributions made pursuant to Section 3.7(a), for each Plan Year each Employer shall contribute to the Plan as an Employer contribution such amount, if any, to be determined by the Compensation Committee. Any Employer contribution made for a Plan Year pursuant to this Section shall be credited to the Deferral Accounts of those Participants specified by the Compensation Committee in the manner determined by the Compensation Committee in its absolute discretion.

     IN WITNESS WHEREOF, this Amendment has been executed this 1st day of January, 1996.

                                        ENSERCH Corporation


                                        By   /s/ D. W. Biegler
                                             Title: President

                            AMENDMENT NO. 3 TO THE
                              ENSERCH CORPORATION
                          DEFERRED COMPENSATION PLAN


     Pursuant to the provisions of Section 5.1 thereof, the ENSERCH Corporation

Deferred Compensation Plan (the "Plan") is hereby amended in the following respects only:

     FIRST: Section 3.2 of the Plan is hereby amended effective as of January 1,

1996 by adding the following to the end thereof:

     In addition to the above, an Eligible Employee may elect to have the payment of an amount of up to 100% of the cash portion of any bonus or other special payment otherwise payable by an Employer with respect to such Eligible Employee designated by the Chairman and President of the Corporation (or with respect to amounts otherwise payable to the Chairman and President of the Corporation, designated by the Chairman of the Compensation Committee) deferred for payment in the manner and at the time specified in Article IV with the deferral election to be made at the time and in the manner prescribed by the Chairman and President of the Corporation (or with respect to amounts otherwise payable to the Chairman and President of the Corporation, the Chairman of the Compensation Committee); provided, however, that any such election must be made in writing by the Eligible Employee prior to the time at which the Eligible Employee otherwise is entitled to receive payment of the amount from the Employer and shall be irrevocable.

     SECOND: The second sentence of Section 3.3 of the Plan is hereby amended effective as of January 1, 1996 by restatement in its entirety to read as follows:

     Any amount for a Plan Year that is deferred for a Participant pursuant to
     Section 3.1 and/or Section 3.2 shall be credited by the Employer to such Participant's Deferral Account as of the date such amount would otherwise have been paid to such Participant by such Employer.

     THIRD: Article IV of the Plan is hereby amended effective as of January 1,

1996 to add a new Section 4.10 to the end thereof to read as follows:

     Section 4.10 Accelerated Distribution of Reclassified Amounts. In the event that the Internal Revenue Service formally assesses a deficiency against a Participant on the grounds that a deferral election made by such Participant with respect to salary, bonus, special payment or other amount pursuant to this Plan is not effective for federal income tax purposes resulting in recognition by Participant for federal income tax purposes of an amount credited to Participant's Deferral Account hereunder (the "Reclassified Amount") earlier than the time payment otherwise would be made to the Participant pursuant to this Plan, then the Administrative Committee shall direct the Employer maintaining such Participant's Deferral Account to pay to such Participant and deduct from such Deferral Account the Reclassified Amount. No payment made to a Participant pursuant to this Section 4.10 shall be subject to forfeiture as provided in Section 4.6 hereof.

     IN WITNESS WHEREOF, this Amendment has been executed this 23rd day of September, 1996.

                                        ENSERCH CORPORATION



                                        By:  /s/ D. W. Biegler
                                           --------------------------
                                        Title:  Chairman and President

                                AMENDMENT NO. 4
                                    TO THE
                              ENSERCH CORPORATION
                          DEFERRED COMPENSATION PLAN

     Pursuant to the provisions of Section 5.1 thereof, the ENSERCH Corporation

Deferred Compensation Plan (the "Plan") is hereby amended in the following respects only:

     FIRST: Effective as of January 1, 1996, Section 1.1(1) of the Plan is

hereby amended by adding a new sentence to the end thereof to read as follows:

     Any provision of this Plan to the contrary notwithstanding, effective on and after the date of a Change of Control, the term "Eligible Employee" shall be limited to those individuals who satisfy the requirements set forth above and who were Participants in this Plan as of the date immediately prior to the date of such Change of Control.

     SECOND: Effective as of January 1, 1996, Article II of the Plan is hereby amended by adding a new Section 2.2 to the end thereof to read as follows:

          Section 2.2 Independent Committee. Any provision of this Plan to the contrary notwithstanding, on and after the date of a Change of Control, the Independent Committee appointed by the Board pursuant to the provisions of the ENSERCH Corporation Deferred Compensation Trust shall be responsible for the administration of this Plan and shall have all of the powers, duties, responsibilities and obligations of the Administrative Committee as provided hereunder.

     THIRD: Effective as of April 1, 1996, Section 3.7(a) of the Plan is hereby amended by restatement in its entirety to read as follows:

          (a) Matching Contributions. For each payroll period, each Employer shall make a matching contribution to the Plan for each Participant who is an Eligible Employee during such pay period in an amount which will equal:

              (1) with respect to a Participant who has completed less than five years of Contribution Service as of the end of that pay period, 50% of the amounts deferred by such Participant pursuant to Section 3.1 for that pay period to the extent that such amounts deferred do not exceed 2% of such Participant's Compensation for such pay period;

              (2) with respect to a Participant who has completed at least five but less than fifteen years of Contribution Service as of the end of that pay period, 50% of the amounts deferred by such Participant pursuant to Section 3.1 for that pay period to the extent that such amounts deferred do not exceed 3% of such Participant's Compensation for such pay period;

              (3) with respect to a Participant who has completed at least fifteen but less than twenty-five years of Contribution Service as of the end of that pay period, 50% of the amounts deferred by such Participant pursuant to Section 3.1 for that pay period to the extent that such amounts deferred do not exceed 4% of such Participant's Compensation for such pay period; and

              (4) with respect to a Participant who has completed at least twenty-five years of Contribution Service as of the end of that pay period, 60% of the amounts deferred by such Participant pursuant to
          Section 3.1 for that pay period to the extent that such amounts deferred do not exceed 5% of such Participant's Compensation for such pay period.

     Employer matching contributions made under this Plan for a Participant shall be credited each month to such Participant's Deferral Account under the Plan. Any provision of this Plan to the contrary notwithstanding, effective as of January 1, 1997, no matching contribution shall be made pursuant to this Section 3.7(a) for a Participant during a Plan Year unless such Participant elects to have his or her Employer contribute to the ENSERCH Corporation Employee Stock Purchase and Savings Plan on his or her behalf during such Plan Year the maximum Pre-Tax Employee Contribution that may be elected by the Participant pursuant to such plan.

     FOURTH: Effective as of January 1, 1996, Article III of the Plan is hereby amended by adding a new Section 3.8 to the end thereof to read as follows:

          Section 3.8 Plan Freeze. Any provision of this Plan to the contrary notwithstanding, effective as of the second anniversary following the date of a Change of Control, no additional amounts of salary or bonus deferrals or Employer contributions shall be credited to Deferral Accounts; provided, however, that Deferral Accounts shall continue to be adjusted for earnings, losses and expenses in accordance with the provisions of Section 3.4 of this Plan and shall be subject to all of the remaining provisions of this Plan.

     FIFTH: Effective as of January 1, 1996, Section 4.3 of the Plan is hereby amended by restatement in its entirety to read as follows:

          Section 4.3 Early Termination. Upon a Participant's termination of employment with an Employer or Affiliated Company prior to the date which is ten years prior to such Participant's Retirement Age for any reason other than death, Disability or transfer to employment with another Employer or Affiliated Company, the amount payable from such

     Participant's Deferral Account, as determined in accordance with Section 4.2, shall be paid by the Employer to such Participant in a single lump sum as soon as practicable following such termination of employment; provided, however, that effective with respect to terminations of employment occurring on or after November 15, 1997, the amount payable from such Participant's Deferral Account, as determined in accordance with Section 4.2, shall be paid by the Employer to such Participant (or, in the event of his or her subsequent death, to the beneficiary or beneficiaries designated by such Participant pursuant to Plan Section 4.7) in one of the following forms as elected by the Participant during the Participant's initial Election Period (or with respect to Participants participating in the Plan as of October 1, 1996, as elected by the Participant on or before November 15, 1996):

              (a) a single lump sum to be paid as soon as practicable following the Participant's termination of employment or the Participant's Retirement Age; or

              (b) if the amount payable from a Deferral Account is $50,000 or more as of the date of the Participant's termination of employment, annual installments over the period certain selected by the Participant not to exceed 15 years commencing in payment as soon as practicable following the Participant's termination of employment or the Participant's Retirement Age, as elected by the Participant, with each annual installment equal to the Deferral Account balance multiplied by a fraction the numerator of which is one and the denominator of which is the number of payments remaining;

     provided, however, that if a Participant who is entitled to a delayed lump sum or installment payments hereunder encounters an unforeseeable emergency (as determined in accordance with Section 4.8 hereof), the Administrative Committee, in its absolute discretion, may direct the Employer to accelerate such portion of the delayed lump sum or installment payments as the Administrative Committee shall determine to be necessary to alleviate the severe financial hardship of the Participant caused by such unforeseeable emergency.

          Any provision of this Plan to the contrary notwithstanding, a Participant shall not incur a termination of employment under this Plan merely as a result of (i) his or her transfer of employment from the Company to Enserch Exploration, Inc. or from Enserch Exploration, Inc. to the Company or (ii) Enserch Exploration, Inc. no longer being an Affiliated Company.

     SIXTH: Effective as of January 1, 1996, Section 4.9 of the Plan is hereby amended by restatement in its entirety to read as follows:

          Section 4.9 Chance of Distribution Form. Each Participant may elect at any time after a Participant's initial Election Period, but no more often than once during each calendar year, to change the distribution forms elected with respect to all amounts credited to such Participant's Deferral Account; provided, however, that such election shall not be effective unless made at least twelve months preceding the date of the Participant's termination of employment.

     SEVENTH: Effective as of January 1, 1996, Section 5.2 of the Plan is hereby amended by restatement in its entirety to read as follows:

          Section 5.2 Change of Control. The preceding provisions of this Article to the contrary notwithstanding, no action taken on or after a Change of Control to amend or terminate this Plan shall be effective unless written consent thereto is obtained from a majority of the Participants.

     EIGHTH: Effective as of the date of the distribution of all shares of stock of Enserch Exploration, Inc. owned by ENSERCH Corporation to the shareholders of

ENSERCH Corporation, Enserch Exploration, Inc. and its subsidiaries shall no longer be participating Employers under this Plan.

     IN WITNESS WHEREOF, this Amendment has been executed this day of 6th day of

November, 1996.


                                        ENSERCH CORPORATION



                                        By:  /s/ D. W. Biegler
                                            ---------------------------
                                        Title:  Chairman and President

                                AMENDMENT NO. 5
                                    TO THE
                              ENSERCH CORPORATION
                          DEFERRED COMPENSATION PLAN

     Pursuant to the provisions of Section 5.1 thereof, the ENSERCH Corporation

Deferred Compensation Plan (the "Plan") is hereby amended in the following respects only:

     FIRST: Effective as of January 1, 1996, Section 4.3 of the Plan is hereby amended by restatement in its entirety to read as follows:

          Section 4.3 Early Termination. Upon a Participant's termination of employment with an Employer or Affiliated Company prior to the date which is ten years prior to such Participant's Retirement Age for any reason other than death, Disability or transfer to employment with another Employer or Affiliated Company, the amount payable from such Participant's Deferral Account, as determined in accordance with Section 4.2, shall be paid by the Employer to such Participant in a single lump sum as soon as practicable following such termination of employment; provided, however, that effective with respect to terminations of employment occurring on or after November 15, 1997 (or, with respect to distribution forms elected prior to a Change of Control, terminations of employment occurring on or after May 15, 1997), the amount payable from such Participant's Deferral Account, as determined in accordance with Section 4.2, shall be paid by the Employer to such Participant (or, in the event of his or her subsequent death, to the beneficiary or beneficiaries designated by such Participant pursuant to Plan Section 4.7) in one of the following forms as elected by the Participant during the Participant's initial Election Period (or with respect to Participants participating in the Plan as of October 1, 1996, as elected by the Participant on or before November 15, 1996):

               (a) a single lump sum to be paid as soon as practicable following the Participant's termination of employment or the Participant's Retirement Age; or

               (b) if the amount payable from a Deferral Account is $50,000 or more as of the date of the Participant's termination of employment, annual installments over the period certain selected by the Participant not to exceed 15 years commencing in payment as soon as practicable following the Participant's termination of employment or the Participant's Retirement Age, as elected by the Participant, with each annual installment equal to the Deferral Account balance multiplied by a fraction the numerator of which is one and the denominator of which is the number of payments remaining;

     provided, however, that if a Participant who is entitled to a delayed lump sum or installment payments hereunder encounters an unforeseeable emergency (as determined in accordance with Section 4.8 hereof), the

     Administrative Committee, in its absolute discretion, may direct the Employer to accelerate such portion of the delayed lump sum or installment payments as the Administrative Committee shall determine to be necessary to alleviate the severe financial hardship of the Participant caused by such unforeseeable emergency.

          Any provision of this Plan to the contrary notwithstanding, a Participant shall not incur a termination of employment under this Plan merely as a result of (i) his or her transfer of employment from the Company to Enserch Exploration, Inc. or from Enserch Exploration, Inc. to the Company or (ii) Enserch Exploration, Inc. no longer being an Affiliated Company.

     SECOND: Effective as of January 1, 1996, Section 4.9 of the Plan is hereby amended by restatement in its entirety to read as follows:

          Section 4.9 Change of Distribution Form. Each Participant may elect at any time after a Participant's initial Election Period, but no more often than once during each calendar year, to change the distribution forms elected with respect to all amounts credited to such Participant's Deferral Account; provided, however, that such election shall not be effective unless made at least twelve months preceding the date of the Participant's termination of employment; provided, further, that in the event of a Change of Control, any election made prior to the Change of Control shall be effective if made at least six months preceding the date of the Participant's termination of employment.

     IN WITNESS WHEREOF, this Amendment has been executed this 18th day of

February, 1997.

                                        ENSERCH CORPORATION



                                        By:  /s/ D. W. Biegler
                                            ---------------------------
                                        Title:     Chairman and President